Exhibit 99.1

Airspan Networks Completes Successful End-to-End Open RAN Tests Connected to HPE’s 5G Core Stack

Tests included:

●	interconnection between remote private cloud networks hosting Open RAN, 5G core

●	speed and latency performance validation

●	mobile edge computing, paving the way for critical 5G use cases like network slicing

Boca Raton, FL – May 26, 2021 – Airspan Networks Inc. (“Airspan”), which provides ground-breaking, disruptive software and hardware for 5G network solutions, has successfully completed a series of tests with Hewlett Packard Enterprise (“HPE”) demonstrating the ability to integrate end-to-end Open RAN architecture into HPE’s 5G Standalone network core.

The companies validated successful interoperability for a full 5G end-to-end cloud native ecosystem through HPE 5G Core Stack and Airspan gNB and tested speed and latency performance to validate several use cases for public networks across Core, Edge and RAN, paving the way for additional tests to include network slicing and other critical 5G use cases.

“This successful series of tests with HPE is another example of our focus on innovation and accelerating the development of end-to-end Open RAN and 5G solutions,” said Eric Stonestrom, CEO of Airspan. “This collaboration with HPE, a global leader in 5G Core Networks and cloud solutions, is a great joint effort helping to accelerate Open RAN adoption and enhance the ecosystem.”

“Openness, scalability and disaggregation are key to our multi-vendor solutions strategy,” said Domenico Convertino, VP of product management, HPE Communications Technology Group (CTG). “We selected Airspan to integrate with our 5G Core Stack and Open RAN stack solutions because they are proven leaders of Open RAN solutions, and demonstrate the innovation, experience, and scale that our customers expect.”

Accelerating Open RAN Adoption

With more than 1,000 customers in over 100 countries worldwide, Airspan is at the forefront of 5G Open RAN hardware and software, with increasing convergence between fixed broadband and mobile use cases and operators. As 5G networks are rolled out, we believe Airspan’s innovative Open RAN technology has significant potential for growth serving incumbent and emerging carriers, as well as for addressing new private 5G segments, including in-building 5G, Distributed Antenna System (DAS) building replacements, connected and autonomous vehicles (CAVs), automated port operations, air-to-ground in-flight connectivity, Smart Industry 4.0 factories and optimized Smart Grid driven utilities.

Airspan believes the key to deploying Open RAN at scale is the ability to manage and orchestrate workloads across thousands of edge sites, which is why it focuses on key innovations, including intent-based orchestration and AI/ML based automation solutions. These solutions are designed to allow telcos to manage thousands of virtual machines (VMs), and hundreds of different virtual network functions (VNFs) and containerized network functions (CNFs), across the entire network.

About Airspan

Airspan is a US-based provider of ground-breaking, disruptive software and hardware for 5G networks and a pioneer in end-to-end Open RAN solutions interoperable with other vendors. As a result of innovative technology and significant R&D investments to build and expand 5G solutions portfolio, Airspan is well positioned with Open RAN, private networks, fixed wireless access (FWA) and CBRS solutions, providing solutions to tier 1 mobile network operators to deploy their networks of the future, today. With over 1 million cells shipped to 1,000 customers in more than 100 countries, Airspan has global scale. For more information, visit www.airspan.com.

In March 2021, Airspan entered into a business combination agreement with New Beginnings Acquisition Corp. (“NBA”) (NYSE American: NBA), pursuant to which Airspan will become a wholly-owned subsidiary of NBA. The closing of the business combination (the “Business Combination”) with NBA is subject to customary closing conditions, including shareholder approvals and the expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. Upon closing, NBA will be renamed “Airspan Networks Holdings Inc.” and its common stock is expected to be listed on the NYSE American with the ticker symbol “MIMO.” See www.nbaspac.com for more information.

About New Beginnings Acquisition Corp.

New Beginnings Acquisition Corp. (NYSE American: NBA), is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. NBA’s business strategy is to identify and complete its initial business combination with a company that can benefit from (i) the managerial and operational experience of its management team, (ii) additional capital and (iii) access to public securities markets.

Additional Information and Where to Find It

This news release does not contain all the information that should be considered concerning the proposed Business Combination and related transactions (the “Proposed Transaction”) and is not intended to form the basis of any investment decision or any other decision in respect of the Proposed Transaction. In connection with the Business Combination, NBA has filed a registration on Form S-4 (the “Form S-4”) with the SEC, which includes a preliminary proxy statement / prospectus with respect to certain matters upon which NBA stockholders will be asked to vote. NBA’s stockholders and other interested persons are advised to read, the preliminary proxy statement / prospectus and, when available, the amendments thereto and the proxy statement / prospectus and other documents filed in connection with the Proposed Transaction, as these materials will contain important information about Airspan, NBA and the Proposed Transaction. When available, the definitive proxy statement / prospectus and other relevant materials for the Proposed Transaction will be mailed to stockholders of NBA as of a record date to be established for voting on the Proposed Transaction. Stockholders will also be able to obtain copies of the preliminary proxy statement / prospectus, the definitive proxy statement / prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: New Beginnings Acquisition Corp., 800 1st Street, Unit 1, Miami Beach, FL 33139, USA.

No Offer or Solicitation

This news release is for informational purposes only and is not intended to and shall not constitute a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Transaction and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in Solicitation

NBA, Airspan and their respective directors and executive officers may be deemed participants in the solicitation of proxies from NBA’s stockholders with respect to the Proposed Transaction. A list of the names of those directors and executive officers and a description of their interests in NBA is contained in the preliminary proxy statement / prospectus contained in the Form S-4. Additional information regarding the interests of such participants, which may, in some cases, be different than those of NBA and Airspan’s equity holders generally, is also set forth in the preliminary proxy statement / prospectus contained in the Form S-4, and will also be included in the definitive proxy statement / prospectus for the Business Combination when available.

Cautionary Statement Regarding Forward-Looking Statements

This news release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, NBA’s plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as "will likely result," "are expected to," "will continue," "is anticipated," "estimated," "believe," "intend," "plan," "projection," "outlook" or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding Airspan’s industry and markets for its products, functionality of Airspan’s products and the likelihood and ability of the parties to successfully consummate the Proposed Transaction and the timing thereof. Such forward-looking statements are based upon the current beliefs and expectations of NBA’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond NBA’s control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in NBA’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the price of NBA’s securities; (ii) the risk that the transaction may not be completed by NBA’s business combination deadline and the potential failure to obtain an extension of the Business Combination deadline if sought by NBA; (iii) the failure to satisfy the conditions to the consummation of the Proposed Transaction, including the adoption of the business combination agreement by the stockholders of NBA and Airspan, the satisfaction of the minimum trust account amount following redemptions by NBA’s public stockholders and the receipt of certain governmental and regulatory approvals; (iv) the lack of a third party valuation in determining whether or not to pursue the Proposed Transaction; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; (vi) the impact of COVID-19 on Airspan’s business and/or the ability of the parties to complete the Proposed Transaction; (vii) the effect of the announcement or pendency of the transaction on Airspan’s business relationships, performance and business generally; (viii) risks that the proposed transaction disrupts current plans and operations of Airspan; (ix) the outcome of any legal proceedings that may be instituted against Airspan or NBA related to the business combination agreement or the Proposed Transaction; (x) the ability to maintain the listing of NBA’s securities on the NYSE American; (xi) the price of NBA’s and the post-combination company’s securities may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which Airspan operates, variations in performance across competitors, changes in laws and regulations affecting Airspan’s business and changes in the combined capital structure; (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the Proposed Transaction, and identify and realize additional opportunities; (xiii) the risk of downturns and the possibility of rapid change in the highly competitive industry in which Airspan operates; (xiv) the risk that Airspan and its current and future collaborators are unable to successfully develop and commercialize Airspan’s products or services, or experience significant delays in doing so; (xv) the risk that the post-combination company may not achieve or sustain profitability; (xvi) the risk that the post-combination company will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (xvii) the risk that the post-combination company experiences difficulties in managing its growth and expanding operations; (xviii) the risk that third-party suppliers and manufacturers are not able to fully and timely meet their obligations; (xix) the risk that the rollout and utilization of 5G technology will not provide the expected benefits; (xx) the risk that Airspan is unable to secure or protect its intellectual property; and (xxi) the risk that the post-combination company’s securities will not be approved for listing on the NYSE American or if approved, maintain the listing.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond NBA’s control. All information set forth herein speaks only as of the date hereof in the case of information about NBA and Airspan or the date of such information in the case of information from persons other than NBA or Airspan, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding Airspan’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part.

Investor Relations and Media Contact:

Howie Waterman

917-359-5505

hwaterman@airspan.com

Media Contact:

Paul Wakefield

011 +44 (0) 1895 467181

pwakefield@airspan.com

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